UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 25, 2005

                            BEACON POWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE                      001-16171            04-3372365
    (State or Other Jurisdiction of   (Commission File Number)  (IRS Employer
            Incorporation)                                  Identification No.)

                  234 BALLARDVALE STREET
                      WILMINGTON, MA                         01887
         (Address of Principal Executive Offices)          (Zip Code)

      Registrant's telephone number, including area code: 978-694-9121


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                Section 1 - Registrant's Business and Operations


Item 1.01  Entry into a Material Definitive Agreement.

         On July 25, 2005, Beacon Power Corporation (the "Company") entered into a Director's Option Agreement (the "Option Agreement") with Lisa W. Zappala, a member of the Board of Directors of the Company, that granted an option to purchase 100,000 shares of the Company's common stock, at an exercise price of $1.235 per share. The full terms and conditions of the option granted to Ms. Zappala are set forth in the Option Agreement, which is filed as an exhibit to this Current Report, and is incorporated herein by reference.

         As permitted by General Instruction B to the Form 8-K, this Current Report incorporates by reference the information contained in a previously filed report: Form 8-K filed on May 10, 2005 (File No. 001-16171) (the "Previously Filed Report"). A copy of the Company's form of Indemnification Agreement for directors is incorporated herein by reference from Exhibit 10.1 of the Previously Filed Report (the "Indemnification Agreement"). On July 25, 2005, the Company entered into the Indemnification Agreement with Ms. Zappala. The terms and conditions of the Indemnification Agreement are set forth in the Previously Filed Report which is incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

  10.1 Director's Option Agreement, dated July 25, 2005, between Beacon Power Corporation and Lisa W. Zappala.




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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BEACON POWER CORPORATION


Date:  July 29, 2005             By:  /s/ James M. Spiezio
                                    -----------------------
                               Name:  James M. Spiezio
                              Title:  Chief Financial Officer


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                                  Exhibit Index

Exhibit No.   Description

  10.1 Director's Option Agreement, dated July 25, 2005, between Beacon Power Corporation and Lisa W. Zappala.